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                                                                   EXHIBIT 10.18

                            SEVENTEENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

         As of January 25, 2001, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998, the ninth amendment thereto dated November 5, 1998, the tenth amendment thereto dated January 28, 2000, the eleventh amendment thereto dated January 28, 2000, the twelfth amendment thereto dated June 27, 2000, the thirteenth amendment thereto dated September 1, 2000, the fourteenth amendment thereto dated October 13, 2000, the fifteenth amendment thereto dated October 13, 2000 and sixteenth amendment thereto dated October 27,
2000) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Seventeenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Person identified on SCHEDULE 1 hereto is hereby admitted to the Partnership as an Additional Limited Partner, owning the number of Units and having made the Capital Contribution set forth on such SCHEDULE 1. Such Person hereby adopts the Partnership Agreement.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated as of December 13, 2000, by and between the Partnership and Ralph G. Woodley, as Trustee under Revocable Trust Agreement dated September 27, 1989, a certain Protected Amount is being established for the Additional Limited Partner admitted pursuant to this Seventeenth Amendment, which Protected Amounts is reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of
EXHIBIT 1D of the Partnership Agreement.

         4. RATIFICATION. Except as expressly modified by this Seventeenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

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         IN WITNESS WHEREOF, the undersigned has executed this Seventeenth
Amendment as of the date first written above.

                                     FIRST INDUSTRIAL REALTY TRUST, INC.,
                                     as sole general partner of the Partnership


                                     By:   /s/ Johannson L. Yap
                                        ---------------------------------------
                                        Name:  Johannson L. Yap
                                        Title: Chief Investment Officer



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

                                   SCHEDULE 1

                           ADDITIONAL LIMITED PARTNERS



Additional or Substituted
      Limited Partner             Number of Units         Capital Contribution
      ---------------             ---------------         --------------------

Ralph G. Woodley, as                   24,319                  $821,732.31
Trustee under Revocable
Trust Agreement dated
September 27, 1989





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

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS


GENERAL PARTNER                                              NUMBER OF UNITS
---------------                                              ---------------
First Industrial Realty Trust, Inc.                               30,892,739

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Kerry Acker                                                              154
Sanders H. Acker                                                         307
Charles T. Andrews                                                       754
Daniel R. Andrew,  TR of the Daniel R.                               137,489
Andrew Trust UA 12/29/92
The Arel Company                                                         307
William J. Atkins                                                     22,381
BSDK Enterprises                                                       3,596
E. Donald Bafford                                                      3,374
William Baloh                                                          8,731
Edward N. Barad                                                        1,141
Thomas K. Barad & Jill E. Barad Co-                                    2,283
Trustees of the Thomas K. Barad & Jill E.
Barad Trust Dated 10/18/89
Enid Barden Trust of June 28, 1996                                    23,088
Emil Billich                                                              77
Don N. Blurton & Patricia H. Blurton                                     598
Trustees U/A dated 4/11/96 Blurton 1996
Revocable Family Trust
James Bolt                                                             6,048
Harriett Bonn, Trustee U/A dated 3/5/97                               24,804
FBO The Harriet Bonn Revocable Living Trust
Michael W. Brennan                                                     3,806
Alvin R. Brown & Helen Brown                                             307
Robert Brown                                                           2,123
Henry D. Bullock & Terri D. Bullock &                                  3,320
Shawn Stevenson TR of the Bullock
Childrens Education Trust UA  12/20/94,
FBO Benjamin Dure Bullock
Henry D. Bullock & Terri D. Bullock &                                  3,320
Shawn Stevenson TR of the Bullock
Childrens Education Trust UA 12/20/94,
FBO Christine Laurel Bullock

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LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Henry D. Bullock & Terri D. Bullock TR of                              4,176
the Henry D. & Terri D. Bullock Trust UA 8/28/92
Edward Burger                                                          9,261
Barbara Lee O'Brien Burke                                                666
Ernestine Burstyn                                                      5,007
Calamer Inc.                                                           1,233
Perry C. Caplan                                                        1,388
Carew Corporation                                                     13,650
The Carthage Partners LLC                                             34,939
Magdalena G. Castleman                                                   307
Cliffwood Development Company                                         64,823
Collins Family Trust dated 5/6/69                                    162,985
Kelly Collins                                                         11,116
Michael Collins                                                       17,369
Community Foundation of North Texas Inc.                               4,000
Charles S. Cook and Shelby H. Cook,                                      634
tenants in the entirety
Caroline Atkins Coutret                                                7,327
David Cleborne Crow                                                    5,159
Gretchen Smith Crow                                                    2,602
Michael G. Damone, trustee of the Michael                            144,296
G. Damone Trust UA 11/4/69
John E. De B. Blockey Trustee of The John                              8,653
E. De B. Blockey Revocable Trust
Robert L. Denton                                                       6,286
Henry E. Dietz Trust U/A 01/16/81                                     36,476
Steven Dizio and Helen Dizio, joint tenants                           12,358
W Allen Doane Trust U/A 05/31/91                                       4,416
Timothy Donohue                                                          100
Darwin B. Dosch                                                        1,388
Charles F. Downs                                                       1,508
Greg and Christina Downs, joint tenants                                  474
Gregory Downs                                                             48
Draizin Family Partnership, LP                                       357,896
Joseph S. Dresner                                                    149,531
Milton H. Dresner Trustee of the Milton                              149,531
Dresner Revocable Trust U/A 10/22/76
J. O'Neil Duffy, Sr.                                                     513
ESAA Associates Limited Partnership                                   24,217
Martin Eglow                                                             330


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Rand H. Falbaum                                                       17,022
Patricia O'Brien Ferrell                                                 666
Rowena Finke                                                             154
Elizabeth Fitzpatrick                                                  3,800
Elizabeth Hutton Hagen Fitzpatrick IRA                                   607
Dated 9/1/91
Fourbur Family Co., L.P.                                             588,273
Fred Trust dated 6/16/77                                                 653
Aimee Freyer-Valls                                                    14,557
Carol P. Freyer                                                       12,173
Carol P. Freyer Lifetime Trust dated 11/1/72                           2,384
Lee Karen Freyer                                                      10,665
Lee Karen Freyer Lifetime Trust dated 11/1/65                          2,384
David Fried                                                            1,326
Ester Fried                                                            3,177
Jack Friedman Trustee of The Jack Friedman                            26,005
Revocable Living Trust U/A 3/23/78
Robert L. Friedman                                                    28,500
Nancy Gabel                                                               14
J. Peter Gaffney                                                         727
Gerlach Family Trust dated 6/28/85                                       874
Patricia O. Godchaux                                                   9,387
Martin Goodstein                                                         922
Dennis G. Goodwin and Jeannie L.                                       6,166
Goodwin, tenants in the entirety
Jeffrey L. Greenberg                                                     330
Stanley Greenberg and Florence Greenberg,                                307
joint tenants
Thelma C. Gretzinger Trust                                               450
Stanley Gruber                                                        30,032
Melissa C. Gudim                                                      24,028
Timothy Gudim                                                         10,298
H/Airport GP Inc.                                                      1,433
H L Investors LLC                                                      4,000
H P Family Group LLC                                                 103,734
Vivian Hack Trustee U/A Dated 12/26/97                                22,522
FBO The Vivian M. Hack Living Trust
Clay Hamlin & Lynn Hamlin, joint tenants                              15,159
Lee O'Brien Trustee of The Martha J.                                   1,433
Harbinson Testamentary Trust FBO
Christopher C. O'Brien
Turner Harshaw                                                         1,132
Frank Harvey                                                           2,501


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Cathleen Hession                                                       3,137
Edwin Hession and Cathleen Hession, joint tenants                      7,979
Highland Associates Limited Partnership                               69,039
Leland A. Hodges and Margery Ann Hodges, joint tenants                55,000
Andrew Holder                                                             97
Ruth Holder                                                            2,612
Robert W. Holman Jr.                                                 150,213
Holman/Shidler Investment Corporation                                 22,079
Robert S. Hood Living Trust dated 1/9/90 &                             3,591
Amended 12/16/96
Howard Trust dated 4/30/79, Howard F. Sklar trustee                      653
Steven B. Hoyt                                                       175,000
Jerry Hymowitz                                                           307
Karen L. Hymowitz                                                        154
Seymour Israel                                                        15,016
Frederick  K. Ito & June Y Ito Trustees U-A                            1,940
Dated 9/9/98 FBO The June Y I Ito Trust
Frederick K. Ito Trustee U-A Dated 9/9/98                              1,940
FBO The Frederick K. Ito Trust
JPG Investment                                                           919
J P Trusts LLC                                                        35,957
Michael W. Jenkins                                                       460
Jernie Holdings Corp.                                                180,499
L. Chris Johnson                                                       3,196
Johnson Living Trust dated 2/18/83,                                    1,078
H. Stanton and Carol A. Johnson, trustees
Thomas Johnson Jr. and Sandra L. Johnson,                              2,142
tenants in the entirety
Martha A. O'Brien Jones                                                  665
Charles Mark Jordan                                                       57
KEP LLC, a Michigan Limited Liability Company                         98,626
Nourhan Kailian                                                        2,183
H L Kaltenbacher P P K Kaltenbacher & J K Carr                         1,440
- Joseph C. Kaltenbacher Credit Shelter Trust
Sarsh Katz                                                               307
Carol F. Kaufman                                                         166
Charles Kendall Jr. Rollover IRA Dated                                   656
1/21/93 Custodian Paine Webber
Peter Kepic                                                            9,261


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Jack Kindler                                                           1,440
Kirshner Family Trust #1 Dated 4/8/76                                 29,558
Bertron & Barbara Kirshner Trustees
Kirshner Trust #4 FBO Todd Kirshner Dated                             20,258
12/30/76 Bertron Kirshner Trustee
Arthur Kligman                                                           307
Joan R. Krieger Trustee of The Joan R.                                15,184
Kreiger Revocable Trust
William L. Kreiger, Jr.                                                3,374
Babette Kulka                                                            330
Jack H. Kulka                                                            330
L P Family Group LLC                                                 102,249
Lambert Investment Corporation                                        13,606
Paul T. Lambert                                                       39,816
Chester A. Latcham & Co.                                               1,793
Constance Lazarus                                                    417,961
Jerome Lazarus                                                        18,653
Princeton South at Lawrenceville LLC                                   4,692
Susan Lebow                                                              740
Aaron Leifer                                                           4,801
Georgia Leonard                                                          664
Robert Leonard III                                                     6,317
Duane Lund                                                               617
Barbara Lusen                                                            307
MCS Properties, Inc.                                                   5,958
Richard McClintock                                                       623
McElroy Management Inc.                                                5,478
William J. Mallen Trust dated 4/29/94                                  8,016
William J. Mallen Trustee
Stephen Mann                                                              17
Manor Properties                                                     143,408
R. Craig Martin                                                          754
J. Stanley Mattison                                                       79
Henry E. Mawicke                                                         636
Eileen Millar                                                          3,072
Larry L. Miller                                                       17,857
Linda Miller                                                           2,000
The Milton Dresner Revocable Trust UA                                149,531
October 22, 1976
Lila Atkins Mulkey                                                     7,327
Peter Murphy                                                          56,184
Anthony Muscatello                                                    81,654
James Muslow, Jr.                                                      4,911
Joseph Musti                                                           1,508


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Dean A. Nachigall                                                     10,076
Kris Nielsen                                                             178
New Land Associates Limited Partnership                                1,664
North Star Associates Limited Partnership                             19,333
Catherine A. O'Brien                                                     832
Catherine O'Brien Sturgis                                                666
Martha E. O'Brien                                                        832
George F. Obrecht                                                      5,289
Paul F. Obrecht, Jr.                                                   5,289
Richard F. Obrecht                                                     5,289
Thomas F. Obrecht                                                      5,289
Arden O'Connor                                                        13,845
Peter O'Connor                                                        66,181
Steve Ohren                                                           33,366
P & D Partners LP                                                      1,440
Pacifica Holding Company                                              72,870
Partridge Road Associates Limited Partnership                          2,751
Sybil T. Patten                                                        1,816
Peegee LP                                                              4,817
Lawrence Peters                                                          960
Betty S. Phillips                                                      3,912
Jeffrey Pion                                                           2,879
Pipkin Family Trust dated 10/6/89                                      3,140
Peter M. Polow                                                           557
Francis Pomar                                                          8,338
Keith J. Pomeroy Revocable Trust Agreement,                          161,036
dated December 13, 1976, as amended and
restated on June 28, 1995
Robert J. Powers, trustee of the Robert J. Powers                     37,674
Revocable Living Trust U/A 12/28/89
Princeton South at Lawrenceville One                                   4,426
Abraham Punia Individually and to the                                    307
Admission of Abraham Punia
RBZ LLC, a Michigan limited liability company                            155
R E A Associates                                                       8,908
Marilyn Rangel IRA dated 2/5/86                                          969
Richard Rapp                                                              23
Jack F. Ream                                                           1,071
Reger Investment Fund Ltd.                                            22,556
Seymour D. Reich                                                         154
James C. Reynolds                                                     40,284


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Andre G. Richard                                                       1,508
RJB Ford City Limited  Partnership, an                               158,438
Illinois limited partnership
RJB II Limited Partnership, an Illinois                               40,788
limited partnership
Edward C. Roberts and Rebecca S. Roberts,                              8,308
tenants in the entirety
W.F.O. Rosenmiller                                                       634
Leslie A. Rubin LTD                                                    4,048
SPM Industrial LLC                                                     5,262
SRS Partnership                                                        2,142
James Sage                                                             2,156
James R. Sage                                                          3,364
Kathleen Sage                                                          3,350
Wilton Wade Sample                                                     5,449
Edward Jon Sarama                                                        634
Henry J. Satsky                                                        2,708
Debbie B. Schneeman                                                      740
Debbie B. Schneeman & Susan Lebow,                                     2,250
trustees of the Roslyn Greenberg 1992 Trust
Norma A. Schulze                                                         307
Sealy & Company, Inc.                                                 37,119
Sealy Florida, Inc.                                                      675
Mark P. Sealy                                                          8,451
Sealy Professional Drive LLC                                           2,906
Sealy Real Estate Services, Inc.                                     148,478
Sealy Unitholder LLC                                                  31,552
Scott P. Sealy                                                        40,902
Shadeland Associates Limited Partnership                              42,976
Sam Shamie, as trustee of Sam Shamie Trust                           422,340
Agreement dated March 16, 1978, as
restated on November 16, 1993
Frances Shankman Insurance Trust                                      16,540
Garrett E. Sheehan                                                       513
Jay H. Shidler                                                        68,020
Jay H. Shidler and Wallette A. Shidler,                                1,223
tenants in the entirety
Shidler Equities LP                                                  254,541
Siskel Family Partnership                                             11,359
Trustee U/A Dated 3/06/98 FBO The                                      3,802
Suzanne E. Siskel & Peter Gajewski
Community Property Trust
D.W. Sivers Co.                                                       94,265
Sivers Investment Partnership                                        283,500


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Sivers Family Real Property Limited                                   12,062
Liability Company
Wendell C. Sivers Marital Trust u/w/d                                 14,020
February 20, 1981
Dennis W. Sivers                                                      27,636
Estate of Albert Sklar                                                 3,912
Michael B. Slade                                                       2,829
Kevin Smith                                                           13,571
Steve Smith                                                              386
Arnold R. Sollar, executor of the estate of                              307
Dorothy Sollar
Spencer and Company                                                      154
S. Larry Stein, trustee under Revocable                               63,630
Trust Agreement dated 9/22/99 S. Larry
Stein Grantor
Robert Stien, trustee U/A Dated 5/21/96                               63,630
FBO Robert Stein
Sterling Alsip Trust dated August 1, 1989,                               794
Donald W. Schaumbuger trustee
Sterling Family Trust dated 3/27/80                                    3,559
Jonathan Stott                                                        80,026
Victor Strauss                                                            77
Mitchell Sussman                                                         410
TUT Investments I LLC                                                  5,274
Donald C. Thompson Trustee U/A Dated                                  39,243
12/31/98 FBO Donald C. Thompson
Revocable Family Trust
Michael T. Tomasz Trustee of the Michael                              36,033
T. Tomasz Trust U/A Dated 02-05-90
Barry L. Tracey                                                        2,142
William S. Tyrrell                                                     2,906
Burton S. Ury                                                          9,072
WSW 1998 Exchange Fund LP                                             32,000
Steve Walbridge                                                          338
James J. Warfield                                                        330
Phyllis M. Warsaw Living Trust, Phyllis M.                            16,540
Warsaw trustee
William B. Wiener, Jr.                                                41,119
Patricia Wiener-Shifke                                                12,944
Wilson Management Company                                             35,787
Elmer H. Wingate                                                       1,688


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

LIMITED PARTNERS                                             NUMBER OF UNITS
----------------                                             ---------------
Ralph G. Woodley, as Trustee under Revocable                          24,319
Trust Agreement dated September 27, 1989
Worlds Fair Partners Limited Partnership                               1,664
Woslum, Inc.                                                           2,427
Sam L. Yaker, trustee of The Sam L. Yaker                             37,870
Revocable Trust Agreement dated February 14, 1984
Johannson Yap                                                          1,680
Richard H. Zimmerman, trustee of The                                  58,988
Richard H. Zimmerman Living Trust dated
October 15, 1990, as amended
Gerald & Sharon Zuckerman joint tenants                                  615



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                                   EXHIBIT 1D

                                PROTECTED AMOUNTS



CONTRIBUTOR PARTNER                                             PROTECTED AMOUNT
-------------------                                             ----------------

Ralph G. Woodley, as Trustee under Revocable                          *see below
Trust Agreement dated September 27, 1989



--------------------

* An amount equal to (a) the taxable gain, if any, that would be realized by such Additional Limited Partner if such Additional Limited Partner were to dispose of its Interest for no consideration other than the release or deemed release of liabilities of the partnership assumed by or otherwise allocable to such Additional Limited Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (b) such Additional Limited Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined in accordance with Treasury Regulations Section 1.752-3(a).



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